Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO AMENDED & RESTATED FRAMEWORK AGREEMENT
THIS AMENDMENT AGREEMENT is made on 6 December 2018
AMONG:

(1)
CME MEDIA ENTERPRISES B.V., a company organised and existing under the laws of the Netherlands, with its registered office situated at Piet Heinkade 55, Unit G-J, 1019GM, Amsterdam, the Netherlands, registered with company registration number 33246826 (the “Seller”); and

(2)
SLOVENIA BROADBAND S.À R.L., a company organised and existing under the laws of Luxembourg, with its registered office situated at 2, rue Edward Steichen, L-2540 Luxembourg, registered with the Trade and Companies Registry of Luxembourg under number B 145882 (the “Purchaser”, and together with the Seller, the “Parties”).

WHEREAS

(A)
The Parties executed a Framework Agreement on 9 July 2017, as amended and restated on 5 July 2018, in relation to the sale and purchase of all of the shares and capital stock owned by the Seller in Nova TV d.d. and Produkcija Plus storitveno podjetje d.o.o. (the “Amended & Restated Framework Agreement”).

(B)
The Parties executed an amendment to the Amended & Restated Framework Agreement on 13 September 2018 to extend the Long-Stop Date to 31 October 2018 and further executed an amendment no. 2 to the Amended & Restated Framework Agreement on 31 October 2018 to extend the Long-Stop Date to 30 November 2018.

(C)	The Parties have agreed to further amend the Amended & Restated Framework Agreement.

IT IS AGREED as follows:

1.	Unless otherwise defined in this amendment agreement, terms and definitions will have the same meaning as those contained or defined in the Amended & Restated Framework Agreement.

2.	The Amended & Restated Framework Agreement shall be amended as follows, such amendment to have retrospective effect from and including 5 July 2018:

The definition of “Long Stop Date” in Clause 1.1 shall be deleted and replaced with the following:

“Long Stop Date”	means 18 January 2019 (or such later date as the Buyer and the Seller may expressly agree in writing);

3.
The provisions of the Amended & Restated Framework Agreement shall, save as amended in this amendment agreement, continue in full force and effect, and shall be read and construed as one document with this amendment agreement.

4.
Clauses 1, 14, 15.1, 15.2, 16 to 18, 20 to 22 and 24 to 29 of the Amended & Restated Framework Agreement shall apply mutatis mutandis to this amendment agreement as if set out in full in this amendment agreement.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment on the date first above written.

EXECUTED for and on behalf of:

CME MEDIA ENTERPRISES B.V.

By:	/s/ Alphons van Spaendonck
Name:	Alphons van Spaendonck
Title:	Managing Director B

By:	/s Dennis Jacobus Marlies Kramer
Name:	Pan-Invest B.V., represented by Dennis Jacobus Marlies Kramer
Title:	Managing Director B

[Signature Page to Amendment No. 3 to Amended & Restated Framework Agreement]

EXECUTED for and on behalf of:

SLOVENIA BROADBAND S.À R.L.

By:	/s/ Jan Könighaus
Name:	Dr. Jan Könighaus
Title:	Manager

[Signature Page to Amendment No. 3 to Amended & Restated Framework Agreement]